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                                                                   EXHIBIT 10.22


                                                                  EXECUTION COPY




                                               July 10, 1997



                                  Iridium LLC
                     Senior Secured Interim Credit Facility
                         Amendment to Commitment Letter


Iridium LLC
1401 H Street, N.W.
Suite 800
Washington, D.C. 20005
Attention:  Dr. Edward F. Staiano


Ladies and Gentlemen:

                 We refer to our Commitment Letter dated June 16, 1997 to you and related Term Sheet with respect to the $750 million Senior Secured Interim Credit Facility to be provided to Iridium LLC (the "Commitment Letter").
Terms used but not defined herein shall have the same meanings as assigned thereto in the Commitment Letter.

                 This will confirm our agreement with you that the Term Sheet is amended in the following respects:

                 1. The "Availability" section under Part II of the Term Sheet is amended in certain respects and restated in its entirety to read as follows:

                 "AVAILABILITY:            Subject to the terms and conditions
                                           described below under "Conditions to
                                           Availability", drawdowns will be
                                           permitted during the period from the
                                           date of execution of the Credit
                                           Agreement (assumed to be September
                                           30, 1997) to but not including the
                                           date 21 months after such execution
                                           date but in any event no later than
                                           December 31, 1998 (or June 30, 1999,
                                           if the Borrower demonstrates (not
                                           later than October 31, 1998) that it
                                           has committed or available funding
                                           (as certified by a senior financial
                                           officer of the Borrower) to meet its
                                           projected capital and operating
                                           expenses under the Iridium Business



                       Amendment to Commitment Letter
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Iridium LLC                         - 2 -                       July 10, 1997

                                           Plan through such extended date) (the
                                           "COMMITMENT TERMINATION DATE").  The
                                           drawdowns under the Credit Facility
                                           will be tied to an agreed schedule
                                           consistent with the achievement or
                                           satisfaction of the technical and
                                           other requirements specified in
                                           Appendix A hereto."

                 2. The "Voting" section under Part VI of the Term Sheet is amended by replacing the date "February 28, 1999" which appears in clause (a)(i) thereof with the date "June 30, 1999".

                 Except as modified by this letter, the Commitment Letter, the Term Sheet, the Fee Letter and the Other Fee Letters shall remain unchanged and in full force and effect, and references therein to the "Commitment Letter", the "Term Sheet" or words of similar import shall be deemed to refer to the Term Sheet as modified by this letter.

                 If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof by returning to us executed counterparts of this letter immediately.


                                  Very truly yours,

                                  THE CHASE MANHATTAN BANK


                                  By:
                                     --------------------------
                                   Name:
                                   Title:

                                  CHASE SECURITIES INC.


                                  By:
                                     --------------------------
                                   Name:
                                   Title:



                       Amendment to Commitment Letter
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Iridium LLC                         - 3 -                       July 10, 1997

                                        BARCLAYS BANK PLC


                                        By:
                                           --------------------------
                                         Name:
                                         Title:


                                        BZW, a division of
                                        BARCLAYS BANK PLC


                                        By:
                                           --------------------------
                                         Name:
                                         Title:




Accepted and agreed to
as of the date first
written above by:

IRIDIUM LLC


By:
   -------------------------
   Name:
   Title:


                       Amendment to Commitment Letter